Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTIER FUNDS, INC.

Supplement to Prospectus Dated October 31, 2018
Frontier MFG Core Infrastructure Fund
Institutional Class Shares (FMGIX)
Service Class Shares (FCIVX)

The Board of Directors (the “Board”) of Frontier Funds, Inc. (the “Company”) has approved a reduced advisory fee for the Frontier MFG Core Infrastructure Fund (the “Fund”).  Effective July 1, 2019, the investment advisory fee that the Fund pays to Frontegra Asset Management, Inc. (“Frontegra”), the Fund’s investment adviser, will be reduced from an annual rate of 0.70% of the average daily net assets of the Fund to an annual rate of 0.50% of the average daily net assets of the Fund.  In addition, the Board approved an amended and restated expense cap agreement between Frontegra and the Company, on behalf of the Fund, pursuant to which the net expense ratio for each share class of the Fund will be reduced, effective July 1, 2019.  Under the amended agreement, Frontegra has agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.50% and 0.65% of the Fund’s average daily net assets attributable to Institutional Class and Service Class shares, respectively.  The expense cap agreement will continue in effect until October 31, 2021.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is June 11, 2019

FRONTIER FUNDS, INC.

Supplement to Statement of Additional Information
Dated October 31, 2018

Frontier Timpani Small Cap Growth Fund
Institutional Class Shares (FTSGX)
Service Class Shares (FTSCX)

Class Y Shares (FTSYX)

Frontier Phocas Small Cap Value Fund
Institutional Class Shares (FPSVX)
Service Class Shares (FPVSX)

Frontier MFG Core Infrastructure Fund
Institutional Class Shares (FMGIX)
Service Class Shares (FCIVX)

Frontier MFG Global Equity Fund
Institutional Class Shares (FMGEX)
Service Class Shares (FMGSX)

Frontier MFG Global Plus Fund
Institutional Class Shares (FMGPX)

Service Class Shares (FMPSX)
Class Y Shares (FMGYX)

Effective May 31, 2019, the Frontier Timpani Small Cap Growth Fund was reorganized with and into a newly created series of Calamos Investment Trust following the approval of the Agreement and Plan of Reorganization by the Frontier Timpani Small Cap Growth Fund’s shareholders.  Accordingly, all references to the “Frontier Timpani Small Cap Growth Fund” and “Timpani Capital Management LLC”, the Fund’s investment adviser, are hereby deleted in their entirety in the Statement of Additional Information for Frontier Funds, Inc. (the “Company”) dated October 31, 2018 (the “SAI”).

Effective July 1, 2019, the SAI is further revised as follows to reflect a reduced advisory fee and an amendment to the related expense cap agreement for the Frontier MFG Core Infrastructure Fund (the “Fund”) and the renewal of the agreement for the other series of the Company for another year:

Investment Advisers and Subadvisers

The information regarding the advisory fee paid by the Fund in the table following the fifth paragraph under the heading “Investment Advisers—Frontegra Asset Management, Inc.” is hereby deleted in its entirety and replaced with the following:

Fund	Annual Fee as % of ADNA
MFG Core Infrastructure Fund	0.50%

The information regarding the expense cap agreement applicable to the Fund in the table following the sixth paragraph under the heading “Investment Advisers—Frontegra Asset Management, Inc.” is hereby deleted in its entirety and replaced with the following:

	Total Operating Expenses as % of ADNA
Fund	Institutional Class	Service Class	Class Y
MFG Core Infrastructure Fund	0.50%	0.65%	N/A

The first two sentences of the seventh paragraph under the heading “Investment Advisers—Frontegra Asset Management, Inc.” is hereby deleted in its entirety and replaced with the following:

The expense cap agreements for the Institutional Class and Service Class shares of all of the Funds and the Class Y shares of the MFG Global Plus Fund will continue in effect until October 31, 2021, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  Pursuant to the Frontegra Advisory Agreement, Frontegra is entitled to recoup the fees waived/expenses reimbursed from a Fund within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Fund to exceed the lesser of: (a) the expense limitation in place at the time of the waiver and/or expense payment; or (b) the expense limitation in place at the time of the recoupment.

This supplement should be retained with the SAI for future reference.

The date of this Supplement is June 11, 2019

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